UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   April 19, 2013
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THERMON GROUP HOLDINGS, INC.

THERMON HOLDING CORP.
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation) Delaware Delaware	(Commission File Number) 001-35159 333-168915-05	(IRS Employer Identification No.) 27-2228185 26-0249310

100 Thermon Drive
San Marcos, Texas 78666
(Address of principal executive offices) (zip code)

Registrants' telephone number, including area code: (512) 396-5801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
The information included pursuant to Item 2.03 is incorporated by reference into this Item 1.01.
Item 2.03 Creation of a Direct Financial Obligation
On April 19, 2013, Thermon Holding Corp. (“THC”), as a credit party and a guarantor, Thermon Industries, Inc. (“TII” or the “US Borrower”) and Thermon Canada Inc. (the “Canadian Borrower” and together with TII, the “Borrowers”), as borrowers, and the other credit parties named therein (together with the Borrowers, the “Credit Parties” and each individually, a “Credit Party”) entered into an Amended and Restated Credit Agreement (the “Amended Credit Agreement”) with certain lenders in the United States (the “US Lenders”) and Canada (the “Canadian Lenders” and together with the US Lenders, the “Lenders”) named therein, JPMorgan Chase Bank, N.A., as US swingline lender and US agent for all Lenders (the “US Agent”), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian swingline lender and Canadian agent for all Canadian Lenders (the “Canadian Agent” and together with the US Agent, the “Agents”). Under the terms of the Amended Credit Agreement (i) the Borrowers entered into a secured revolving credit facility (the “Revolving Credit Facility”) with the Lenders, the US Agent and the Canadian Agent and (ii) the US Borrower entered into a secured term loan facility (the “US Term Loan Facility” and together with the Revolving Credit Facility, the “Facilities”) with certain of the US Lenders. The Borrowers entered into the Amended Credit Agreement to amend and restate that certain Credit Agreement dated August 7, 2012 by and among THC, the Credit Parties, the Agents and the lenders named therein (the “Original Credit Agreement”).
The Revolving Credit Facility consists of a senior secured revolving credit facility, including a sub facility for letters of credit, providing for loans in an aggregate principal amount of up to (i) $50.0 million at all times prior to the full redemption and payment of the existing 9.500% Senior Secured Notes due 2017 of the US Borrower, as described in Item 2.04 below (the “Notes”), and (ii) $60.0 million at all times after such redemption. All or a portion of the Revolving Credit Facility shall be available to the Canadian Borrower (the “Canadian Sub Facility”). The Revolving Credit Facility will mature in 2018. The proceeds of the loans under the Revolving Credit Facility shall be used to finance the working capital needs and for general corporate purposes of the Borrowers and their subsidiaries in the ordinary course of business. The US Term Loan Facility will mature in 2018. The US Term Loan Facility consists of a single drawing by the US Borrower in the amount of $135.0 million. The proceeds of the US Term Loan Facility shall be used solely for purposes of financing the full redemption and payment of the Notes. Amounts under the Facilities will be allocated as follows:

US Term Loan Commitments
Lender	Amount
JPMorgan Chase Bank, N.A.	$29,423,076.92
Wells Fargo Bank, National Association	$29,423,076.92
Bank of Montreal	$24,230,769.23
Compass Bank	$17,307,692.31
Branch Banking and Trust Company	$17,307,692.31
Comerica Bank	$17,307,692.31

Total	$135,000,000.00

US Revolving Loan Commitments
Lender	Prior to Full Redemption & Payment of Second Lien Indebtedness	After Full Redemption & Payment of Second Lien Indebtedness
JPMorgan Chase Bank, N.A.	$10,897,435.90	$13,076,923.08
Wells Fargo Bank, National Association	$10,897,435.90	$13,076,923.08
Bank of Montreal	$8,974,358.97	$10,769,230.77
Compass Bank	$6,410,256.41	$7,692,307.69
Branch Banking and Trust Company	$6,410,256.41	$7,692,307.69
Comerica Bank	$6,410,256.41	$7,692,307.69

Total	$50,000,000	$60,000,000

Canadian Revolving Loan Commitments
Lender	Prior to Full Redemption & Payment of Second Lien Indebtedness	After Full Redemption & Payment of Second Lien Indebtedness

JPMorgan Chase Bank, N.A., Toronto Branch	$10,897,435.90	$13,076,923.08
Wells Fargo Bank, N.A., Canadian Branch	$10,897,435.90	$13,076,923.08
Bank of Montreal	$8,974,358.97	$10,769,230.77
Compass Bank	$6,410,256.41	$7,692,307.69
Branch Banking and Trust Company	$6,410,256.41	$7,692,307.69
Comerica Bank, Canadian Branch	$6,410,256.41	$7,692,307.69

Total	$50,000,000	$60,000,000

THC, TII and other United States subsidiaries of THC are guaranteeing the obligations of the Borrowers under the Facilities. The Facilities will be secured pari passu by a security interest on the same terms (including priority), and in the same assets, as the collateral securing the obligations owed under the Original Credit Agreement (the “Collateral”). Once the existing Notes have been fully redeemed and paid as described in Item 2.04 below, any limitations on priority or otherwise with respect to any Collateral, as set forth in that certain Intercreditor Agreement dated April 30, 2012 between the applicable agents for the Notes and the Original Credit Agreement shall be terminated and no longer applicable.

Borrowings available to the US Borrower under the Facilities bear interest, at the US Borrower's option, at a rate equal to either (i) a base rate determined by reference to the greatest of (a) the rate of interest per annum publicly announced from time to time by the US Agent as its prime rate at its offices at 270 Park Avenue, New York City, (b) the federal funds effective rate in effect on such day plus ½ of 1% and (c) the adjusted LIBOR rate for a one month interest period on such day plus 1%, in each case plus the applicable margin, or (ii) the LIBOR rate that appears on Reuters Screen LIBOR01 Page for deposits in U.S. dollars two business days prior to the commencement of the applicable interest, plus the applicable margin.

Borrowings denominated in Canadian dollars under the Canadian Sub Facility bear interest, at the Canadian Borrower's option, at a rate equal to either (i) a base rate determined by reference to the greater of (a) the rate of interest per annum most recently announced or established by the Canadian Agent as its reference rate in effect on such day for determining interest rates for Canadian dollar denominated commercial loans in Canada and commonly known as “prime rate” and (b) the sum of (x) the yearly interest rate to which the one-month CDOR Rate is equivalent plus (y) 1.0%, in each case plus the applicable margin, or (ii) a CDOR rate determined by the sum of (a) the annual rate of interest determined with reference to the arithmetic average of the discount rate quotations of all institutions listed in respect of the relevant CDOR period for Canadian dollar-denominated bankers' acceptances displayed and identified as such on Reuters Screen CDOR Page plus (b) 0.10% per annum, plus the applicable margin.

The terms of the Facilities include representations and warranties, affirmative and negative covenants (including certain financial covenants) and events of default that are customary for credit facilities of this nature. Upon the occurrence, and during the continuance, of an event of default, including but not limited to nonpayment of principal when due, failure to perform or observe certain terms, covenants or agreements under the Facilities, and certain defaults on other indebtedness, the US Agent or the Canadian Agent may terminate the obligations of the Lenders under the Facilities to make advances and declare any outstanding obligations under the Facilities immediately due and payable. In addition, in the event of an actual or deemed entry of an order for relief with respect to any Credit Party or subsidiary of any Credit Party under applicable bankruptcy laws, the obligations of each Lender to make advances shall automatically terminate and any outstanding obligations under the Facilities shall immediately become due and payable.

The foregoing description of the Facilities is qualified in its entirety by reference to the Amended and Restated Credit Agreement dated April 19, 2013 by and among the Borrowers, the Lenders, the US Agent and the Canadian Agent, among others, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an      Off-Balance Sheet Arrangement.
On April 19, 2013, TII called for redemption of all of its outstanding Notes, CUSIP No. 88362R AC1. The aggregate principal amount of the Notes currently outstanding is $118,145,000. The redemption price of the Notes is 100% of the principal amount redeemed, plus the applicable premium thereon as of the redemption date (as described in the Indenture), plus accrued and unpaid interest thereon until the redemption date. The redemption date will be May 20, 2012.

The Notes were issued and the redemption will be effected pursuant to the provisions of the Indenture, dated as of April 30, 2010, between TII, as successor by merger to Thermon Finance, Inc., and The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent (the “Trustee”), and the First Supplemental Indenture, dated as of April 30, 2010, among TII, the Trustee and the guarantors party thereto, including THC.

A copy of the Notice of Optional Redemption dated April 19, 2013 relating to the redemption of the Notes is incorporated by reference herein as Exhibit 99.1.

On April 23, 2013, Thermon issued a press release discussing the foregoing, which is incorporated by reference herein as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.        Description of Exhibit

10.1
Amended and Restated Credit Agreement dated April 19, 2013 by and among Thermon Industries, Inc. and Thermon Canada Inc., as borrowers, the other credit parties named therein, JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch, as administrative agents, and the other financial institutions and entities party thereto

99.1	Notice of Optional Redemption to the Holders of 9.500% Senior Secured Notes due 2017 of Thermon Industries, Inc., dated April 19, 2013

99.2	Press Release regarding optional redemption of the Notes, dated April 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2013                    THERMON GROUP HOLDINGS, INC.
THERMON HOLDING CORP.

By: /s/ Jay Peterson
Jay Peterson
Chief Financial Officer

Exhibit Index
Exhibit No.        Description of Exhibit

10.1
Amended and Restated Credit Agreement dated April 19, 2013 by and among Thermon Industries, Inc. and Thermon Canada Inc., as borrowers, the other credit parties named therein, JPMorgan Chase Bank, N.A. and JPMorgan Chase Bank, N.A., Toronto Branch, as administrative agents, and the other financial institutions and entities party thereto

99.1	Notice of Optional Redemption to the Holders of 9.500% Senior Secured Notes due 2017 of Thermon Industries, Inc., dated April 19, 2013

99.2	Press Release regarding optional redemption of the Notes, dated April 23, 2013